Exhibit 10.33

Confidential information redacted and filed separately with the Commission.

Omitted portions indicated by [***]

ClearVue Supplier Agreement

This Agreement, dated as of January 1, 2012 (the “Effective Date”), is by and between United Natural Foods, Inc., a Delaware corporation, having an office at 313 Iron Horse Way, Providence, RI 02908 (collectively, with its subsidiaries and affiliates, “UNFI”) and Annie’s, Inc., a Delaware corporation, having an office at 1610 5th Street, Berkeley, CA 94710 (collectively, with its subsidiaries and affiliates, the “Supplier” or “Annie’s”).

WITNESSETH

WHEREAS, UNFI is the leading distributor of natural foods products in the United States; and

WHEREAS, UNFI distributes Supplier’s products under the brand names “Annie’s Homegrown”, “Annie’s Naturals”; and “Consorzio by Annie’s Naturals”.

WHEREAS, UNFI is willing to include Supplier in UNFl’s proprietary ClearVue program, under which each party will have certain rights and obligations as set forth in Exhibits A and B hereto and incorporated by reference herein.

NOW, THEREFORE, the parties hereto, for the mutual premises set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, hereby agree as follows:

1. UNFI’s Obligations. UNFI will provide certain sales, marketing, information and administrative services as fully set out in Exhibit A, attached hereto and incorporated herein.

2. Supplier’s Obligations. In consideration of the services provided by UNFI hereunder, Supplier agrees to all terms and conditions herein and in Exhibit B, including its agreement to:

A. Participate in UNFI sales and marketing programs, as they may be offered from time to time, at a level reasonably related to sales volume, as determined by UNFI in its reasonable discretion.

B. Maintain an [***] at or above the level in place as of the signing of this Agreement.

C. Assign a senior account executive reasonably acceptable to UNFI to manage national activity throughout the country.

D. Accept returns of products for unsuccessful new product introductions, where/ when applicable, after a minimum eight-month introductory period, as long as returned products reach Supplier within shelf life, in resalable condition and packed in original containers.

E. It is the goal of the parties to limit out-of-stocks by Supplier to no more than [***]%; overall, and no greater than [***]% on items designated by UNFI as strategic, exclusive of material unexpected swings in UNFI ordering patterns, or a Force Majeure event as defined below in Section 5.E.

F. Assist UNFI in determining the ideal product mix and inventory level for Supplier’s products.

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G. Grant UNFI discounts/rebates [***]

3. Interference with UNFI Contractual Relations The parties intend, through execution of this Agreement, to increase mutually profitable sales through UNFI. The parties acknowledge that part of Supplier’s business strategy is to increase the placement of its products in the mainline aisles [***]. Supplier agrees that (1) [***], and (2) during the term [***]

4. Confidential Information.

A. UNFI considers its ClearVue program (including both the technical and the financial aspects) to be highly confidential proprietary information owned by UNFI, and Supplier may not disclose any information related to the program to any third party, as more fully set forth below.

B. Company and Supplier each acknowledge that by reason of the relationship established under this Agreement, each party (“Receiving Party”) may be granted access to information relating to the other party’s (“Disclosing Party”) operations, technology, know-how, and any other information deemed confidential by such Disclosing Party.

(1) Definition of Confidential Information. For the purposes of this Agreement, “Confidential Information” means, with respect to the applicable Disclosing Party: (a) any information relating to processes, formulae, procedures, materials, marketing, products and their design and manufacture, methods of operation, sales and profit data, business plans, business opportunities, finances, cash flow, accounts receivables, research, development, know-how, personnel, customer and supplier lists, and relationships between Company or Supplier and its respective customers, suppliers and others who have business dealings with it, other information not readily available to the public, and plans for future developments relating thereto; (b) any information that is treated as confidential by Disclosing Party and would reasonably be understood to be confidential, whether or not so marked; and (c) the terms and conditions of this Agreement; provided, however, that “Confidential Information” will not include information that: (w) is now or subsequently becomes generally available to the public through no fault or breach on the part of the Receiving Party; (x) the Receiving Party can demonstrate by clear and convincing evidence to have had rightfully in its possession prior to disclosure; (y) is independently developed by personnel of the Receiving Party who had no substantive knowledge of Confidential Information at the time of such independent development; or (z) is rightfully obtained from a third party who has the right to transfer or disclose it.

(2) Nondisclosure and Nonuse of Confidential Information. Receiving Party will not use Confidential Information for any purpose other than to fulfill its obligations under this Agreement. Receiving Party will not disclose, publish, or disseminate Confidential Information to anyone other than (a) those of its employees and agents who have been informed of the confidential nature of the

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Confidential Information and have a “need to know” such Confidential Information in order to perform and provide the obligations contemplated under this Agreement or (b) as required by a subpoena, judicial, or administrative process. Receiving Party agrees to protect Confidential Information against any unauthorized use, disclosure, publication, or dissemination with the same degree of care that Receiving Party uses to protect and safeguard its own confidential information, but not less than the degree of care that would be exercised by a prudent person given the sensitivity and strategic value of such Confidential Information. Receiving Party agrees to accept and use Confidential Information for the sole purpose of transacting its business with Disclosing Party. Receiving Party agrees not to use Confidential Information otherwise for its own or any third party’s benefit without the prior written approval of an authorized representative of Disclosing Party in each instance.

(3) Ownership of Confidential Information. All Confidential Information, including Derivatives thereof, remains the property of the Disclosing Party and, except as expressly provided herein, no license or other rights to Confidential Information is hereby granted or implied. For purposes of this Agreement, “Derivatives” means (a) for copyrightable or copyrighted material, any translation, abridgment, revision or other form in which an existing work may be recast, transformed or adapted; (b) for patentable or patented material, any improvement thereon; and (c) for material that is protected by trade secret, any new material derived from such existing trade secret material, including new material that may be protected by copyright, patent and/or trade secret. At Disclosing Party’s expense, Receiving Party will take such action and execute such documents as Disclosing Party may reasonably request to warrant and confirm Disclosing Party’s title to and ownership of all such Derivatives and their proceeds and to transfer and assign to Disclosing Party any rights that Receiving Party may have therein.

(4) Return of Documents. Within [***] business days of receipt of Disclosing Party’s written request, Receiving Party will return to Disclosing Party all documents, records and copies thereof containing Confidential Information. For purposes of this section, the term “Documents” includes all information fixed in any tangible medium of expression, in whatever form or format.

(5) Equitable Relief. Company and Supplier hereby acknowledge that unauthorized disclosure or use of Confidential Information could cause irreparable harm and significant injury to Disclosing Party that may be difficult to ascertain. Accordingly, Receiving Party agrees that Disclosing Party will have the right to seek and obtain immediate injunctive relief to enforce obligations under this Agreement in addition to any other rights and remedies it may have. The rights and remedies of Disclosing Party are cumulative and the exercise or enforcement of any one or more of them will not preclude Disclosing Party from exercising or enforcing any other right or remedy. The delay or failure by Disclosing Party to exercise any of its rights in any one instance will not preclude Disclosing Party from exercising its rights at a later time in that instance or at any other time in any other instance.

5. Term and Termination.

A. Subject to the provisions of Section 5.B, the initial term of this Agreement will commence on January 9, 2012 and end on the two year anniversary date. The term of this Agreement will automatically be extended for successive one (2) year period unless UNFI or the Supplier elects not to extend such term by written notice to the other at least sixty (60) days prior to the end of the then current term.

B. This Agreement may be terminated by either party upon the occurrence of any one or more of the following events of default: (a) failure by a party to pay or perform any obligation under this Agreement and the continuation of such failure for [***] days after receipt of notice thereof; (b)

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the entering into or filing by or against a party of a petition, arrangement or proceeding seeking an order for relief under the bankruptcy laws of the United States, of any of the states of the United States or any other country, a receivership for any of the assets of a party, a composition with or assignment for the benefit of its creditors, a readjustment of debt, or the dissolution or liquidation of a party; or (c) the insolvency of a party. Upon termination, the terminating party will have all rights available to it at law and equity.

6. General Provisions.

A. This Agreement, including the Exhibits attached hereto, constitutes the entire Agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior oral or written agreements and all other negotiations, agreements, covenants and representations. This Agreement may not be amended or modified, except by a further written agreement signed by the parties hereto. Notwithstanding the foregoing, if the parties hereto are parties to an agreement for the sale of products by Supplier to UNFI (a “Supply Agreement”), this Agreement will not supersede such agreement and in the event of a conflict in terms between this Agreement and the Supply Agreement, the terms of the Supply Agreement will prevail.

B. No failure or delay on the part of any party in exercising any right or remedy hereunder will operate as a waiver thereof; nor will any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or of any other right or remedy. No provision of this Agreement may be waived except in a writing signed by the party granting such waiver. Neither party may assign its rights hereunder to any third party without the prior written consent of the other party, except that either party may assign its rights under this Agreement without the consent of the other party in the event of a sale of substantially all the assigning party’s assets. In the event that any one or more of the provisions, or parts of any provisions, contained in this Agreement are for any reason held to be invalid, illegal, or unenforceable in any respect by a court of competent jurisdiction, the same will not invalidate or otherwise affect any other provision hereof, and this Agreement will be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

C. All notices, requests, demands, payments, consents and other communications hereunder will be transmitted in writing and will be deemed to have been duly given when hand delivered, upon delivery when sent by express mail, courier, overnight mail or other overnight or next-day delivery service, or on the date mailed when sent by registered or certified United States mail, postage prepaid, return receipt requested, to the addresses set forth above. Each party may change its address by giving notice of such change of address to the other party in the manner described above.

D. This Agreement will be governed by the laws of the State of Rhode Island, without regard to its rules regarding conflict of laws. The parties agree that service of process by certified mail, return receipt requested, will be deemed adequate service of process. In the event of a breach of the terms of this Agreement, the breaching party hereby agrees to reimburse the non-breaching party for all costs and expenses, including reasonable attorney’s fees, incurred by it in enforcing the obligations hereunder.

E. Force Maleure. Neither party will be liable to the other party for any loss, delay or failure to perform resulting directly or indirectly from fires, floods, riots, strikes or other circumstances beyond either party’s reasonable control. In the event of a force majeure occurrence, the disabled party will make all reasonable efforts to remove such disability within 30 days of giving notice of such disability. During such period, the non-disabled party may seek to have its needs, which would

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otherwise be met hereunder, met by others without liability to the disabled party hereunder. If the disability continues for more than 10 days after the cessation of the reason for such disability, the non-disabled party will have the right to terminate this Agreement immediately.

F. Guaranty/Warranty of Product. Supplier guarantees and warrants that:

(1) All intellectual property or proprietary rights used by Supplier in connection with its products are owned by Supplier or Supplier has been properly authorized to use such rights in connection with the products and to sell the products that incorporate such proprietary rights to UNFI for use or further resale;

(2) All products are manufactured, packaged, labeled, packed, shipped and invoiced in compliance with the applicable requirements of federal, state and local laws, regulations, ordinahces and administrative orders and rules of the United States and all other countries in which the product is manufactured or delivered and that all such required labeling is affixed to products as required and passed on to UNFI or its customers;

(3) If applicable, all advertising and promotional materials developed or provided by Supplier for any product will comply with all applicable requirements of federal, state and local laws, regulations, ordinances and administrative orders and rules of the United States and all other countries in which the product is delivered, including, without limitation and if applicable, those promulgated by the U.S. Food and Drug Administration, the U.S. Department of Agriculture, the U.S. Federal Trade Commission and the Environmental Protection Agency;

(4) Supplier and all employees and agents involved in the manufacturing, processing or delivery of the products will strictly adhere to all applicable federal, state and local laws, regulations and prohibitions of the United States, its territories and all countries in which the product is produced or delivered with respect to the operation of their production facilities and their other business and labor practices.

(5) Supplier certifies that neither Supplier nor its principals (owners/senior officials) are debarred or suspended from U.S. Government procurement programs under the rules prescribed at Title 48 of the Code of Federal Regulations, Subpart 9.4 (48 C.F.R. §§ 9.400-9.409), and Supplier will promptly (within 15 days) notify UNFI of any change in this status, including Supplier’s receipt of any notice proposing Supplier for debarment or suspension from U.S. Government procurement programs.

(6) Supplier has obtained any and all licenses, permits, and authority necessary or required to perform its obligations under this Agreement and has paid all fees and charges with reference thereto; that it is in good standing with all governmental bodies or agencies; that it will take such steps and perform such acts as may be necessary to retain such good standing; that it is free and has full right and authority to enter into this Agreement and to perform all of its obligations hereunder; and that it has performed all acts and taken all steps necessary to authorize the execution of this Agreement.

Supplier acknowledges that UNFI has no independent obligation to provide customers with Supplier’s warranty information beyond that labeled on the product.

G. Indemnification. Supplier will indemnify, defend, and hold UNFl, its affiliates and subsidiaries and their officers, directors; employees and agents, as well as any customers of UNFI and its subsidiaries harmless from and against any allegations asserted or damages, liabilities, losses, costs or

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expenses (including reasonable attorneys’ fees) sought in any claim, action, lawsuit or proceeding connected with or arising out of any of the following (collectively, “Claims”):

(1) Infringement or misappropriation of any patent, trademark, trade name, trade dress, copyright, trade secret or other proprietary right in connection with the Supplier’s products;

(2) Death of or injury to any person, damage to any property, or any other damage or loss resulting or claimed to have resulted, in whole or in part, from any quality or other defect in the products, whether latent or patent, or failure of Supplier’s products to comply with any express or implied warranties or any claim of strict liability in tort relating to the products;

(3) Violation of any federal, state or local laws, regulations, ordinances or administrative orders or rules of the United States, its territories or any other country in which Supplier’s products are produced or delivered relating to (A) the product, or any label, packaging or invoice associated with the product, in its manufacture, possession, storage, use or sale; or (B) any advertising or promotional materials developed or provided by Supplier;

(4) Defect involving the packaging, labeling, packing, shipping and/or invoicing of products; or

(5) Failure to comply with any provisions of this Agreement.

Notwithstanding the foregoing, Supplier will not be liable to UNFI, and UNFI will indemnify Supplier, to the extent UNFI’s damages are determined to result from UNFI’s gross negligence or willful misconduct.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement by and through their duly authorized officers, as of the Effective Date.

United Natural Foods, Inc.		Annie’s, Inc.

By:	/s/ John Raiche	By:	/s/ John Foraker
	Signature		signature

Name (printed/typed):	John Raiche	Name (printed/typed):	John Foraker

Title:	VP Marketing	Title:	CEO

Date signed:	2/20/12	Date signed:	2/17/12

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Exhibit A

UNFI Obligations

UNFI will use its best efforts to fulfill the following obligations. The use of terms such as “exclusive,” “preferred” or “priority” does not mean that UNFI is excluding suppliers of similar products from the ClearVue program. These terms are designed to differentiate between those suppliers who do and do not participate in the ClearVue Program. The list of benefits referenced below is not intended to remain static; UNFI reserves the right to add, delete or modify benefits in its reasonable discretion in response to industry trends, market conditions or other factors deemed important by UNFI in its reasonable discretion.

Sales and Marketing

•	[***]

•	Efficient approval, pick-up, product number assignment, and initial order placement of new products that are anticipated to be accretive to category sales.

•	[***] maximizing the mutual benefit of this program.

•	Strong partnership with UNFI Purchasing, Sales and Marketing.

•	[***]
•	[***]
•	[***]
•	[***]

•	[***] UNFI’s Category Management and Plan-o-gram service, [***] in brand and product selection/rationalization, merchandising location, and point of sale aids as applicable/appropriate.

•	Joint efforts to reduce of out of stock situations [***]

•	Reduced inventory needs at supplier facilities through better visibility [***]

•	Complete alignment of objectives with UNFI, [***]

•	Single Terms and Conditions nationally with UNFI.

•	Joint efforts to identify and realize efficiencies [***]

•	Preferred locations [***]

•	[***]

•	[***] marketing programs including [***]

•	Three free inclusions [***] program per year

•	Two Shipper Program opportunities per year

•	Two insertions for Monthly [***]

•	Supermarket program opportunities, including [***]

•	New item push programs

•	Opportunity for a special [***] at no additional charge

•	Significant focus on [***]

•	Web site links from the UNFI web site to ClearVue Supplier web sites.

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Confidential Information

•	Full visibility into the efficacy of [***]
•	[***]

•	[***]
•	[***]

•	Identify [***]
•	Investment/return analysis [***]

•	[***]

•	Quarterly excel based [***] reports

•	[***]

•	[***]

•	[***]

•	Fiscal Year End Report-excel based [***] reports

•	[***]

•	[***]

•	[***]

•	Access to detailed [***]

•	Access to detailed [***]

•	Access to detailed [***]

•	Access to detailed [***]

•	Access to detailed [***]

•	Complete visibility of efficacy [***]

•	Access to [***] at no additional charge.

•	Quarterly supplier product sales by [***]

•	Quarterly listing of large grocery and supernatural chains carrying the brand [***]

•	Quarterly supplier product sales nationally

•	Quarterly supplier product sales by region

•	Quarterly supplier product sales by state

•	Quarterly points of distribution by state

•	[***]

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Exhibit B

Supplier Obligations

Annual [***] program to be executed based on mutual agreement to track with Annie’s fiscal year timing (Mar-Apr) at objective to [***]

Annie’s will continue to support UNFI Marketing Programs [***]

[***]

Annie’s will participate in UNFl’s East and West Sales Meetings

Annie’s will provide a bi-monthly recap[***]                     in order to ensure visibility

Annie’s will pay [***]

Payments due at the end of each quarter.

ClearVue benefits include:

[***]

Annie’s will work with UNFI to identify and implement logistics and supply chain opportunities to reduce costs for Annie’s and/or UNFI. [***]

Annie’s will provide UNFI with an early pay discount of [***]                     on all purchases.

Discount applies to all Annie’s brands

Annie’s will provide UNFI a distributor allowance equal to [***]                    , payable quarterly.

Annie’s will work with UNFI toward gaining placement of the [***]                     Annie’s SKUs to close any distribution gaps of those particular products.

• [***]

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